UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2026

Jackson Financial Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40274	98-0486152
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Corporate Way, Lansing, Michigan	48951
(Address of principal executive offices)	(Zip Code)

(517) 381-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered

Class A Common Stock, Par Value $0.01 Per Share	JXN	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a share of Fixed-Rate Reset Noncumulative Perpetual Preferred Stock, Series A	JXN PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 15, 2026, Jackson Financial Inc. (the “Company”) issued $750 million aggregate principal amount of its 6.150% Senior Notes due 2037 (the “Senior Notes”). The Senior Notes will mature on January 15, 2037. Interest on the Senior Notes accrues at the rate of 6.150% per annum and is payable semi-annually on January 15 and July 15 of each year, commencing July 15, 2026. Prior to October 15, 2036 (the “Par Call Date”), the Senior Notes will be redeemable at the Company’s option, in whole or in part, at a redemption price equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Senior Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Supplemental Indenture referred to below) plus 25 basis points, less (b) interest accrued and unpaid to the date of redemption, and (2) 100% of the principal amount of the Senior Notes to be redeemed plus, in either case, accrued and unpaid interest thereon to the redemption date. On or after the Par Call Date, the Senior Notes will be redeemable at the Company’s option, in whole or in part, at a redemption price equal to 100% of the principal amount of the Senior Notes to be redeemed, plus accrued and unpaid interest thereon to the redemption date. The Senior Notes are unsecured.

The Senior Notes were issued pursuant to the Company’s Indenture dated as of November 23, 2021 (the “Indenture”), with The Bank of New York Mellon Trust Company, N.A., as Trustee, as supplemented by a supplemental indenture (the “Supplemental Indenture”) providing for the terms of the Senior Notes. The Indenture contains covenants that restrict the Company’s ability, with specified exceptions, to (i) incur debt secured by any capital stock of Jackson National Life Insurance Company (“JNLIC”), or any entity (other than the Company) having direct or indirect control of JNLIC, unless the Senior Notes are secured equally and ratably with (or prior to) such secured debt so long as such debt is so secured; (ii) sell or otherwise dispose of any shares of capital stock of JNLIC, or any entity (other than the Company) having direct or indirect control of JNLIC; and (iii) merge with or into or consolidate with another entity or convey, lease or otherwise transfer all or substantially all of the Company’s assets to any other entity. Events of default include failure to pay interest or principal, cross defaults to material indebtedness, and insolvency and bankruptcy events.

The net proceeds of the Senior Notes are expected to be used for general corporate purposes, which may include, among other things, (i) repaying or redeeming at or before maturity, the Company’s $400,000,000 5.170% Senior Notes due June 8, 2027 and/or JNLIC’s $250,000,000 8.15% surplus notes due March 15, 2027.

The Senior Notes were sold pursuant to an Underwriting Agreement dated June 8, 2026 with Deutsche Bank Securities Inc., BNP Paribas Securities Corp., J.P. Morgan Securities LLC, and SC America Securities, LLC, as representatives of several underwriters named therein (the “Underwriters”). A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report. The Senior Notes were sold pursuant to the Company’s registration statement on Form S-3 (File No. 333-284340).

Certain Underwriters or their affiliates have engaged in, and may in the future engage in, other commercial and investment banking and commercial dealings in the ordinary course of business with the Company and its affiliates. The Underwriters and their affiliates have received, or may in the future receive, customary fees and commissions for these transactions.

A copy of the Indenture and the Supplemental Indenture, which sets forth the terms of the Senior Notes, are attached to this report as Exhibits 4.1 and 4.2, respectively, and are incorporated in this report by reference.

In connection with the issuance of the Senior Notes, Willkie Farr & Gallagher LLP provided the Company with the legal opinion letter attached to this report as Exhibit 5.1.

SAFE HARBOR

The information in this report contains forward-looking statements about future events and circumstances and their effects upon revenues, expenses and business opportunities. Generally speaking, any statement in this report not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of forward-looking or conditional words, such as “could,” “should,” “can,” “continue,” “estimate,” “forecast,” “intend,” “look,” “may,” “expect,” “believe,” “anticipate,” “plan,” “predict,” “remain,” “future,” “confident” and “commit” or similar expressions. In particular, statements regarding plans, strategies, prospects, targets and expectations regarding the business and industry are forward-looking statements. They reflect expectations, are not guarantees of performance and speak only as of the dates the statements are made. We caution investors that these forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed or implied. Other factors that could cause actual results to differ materially from those in the forward-looking statements include those reflected in Part I, Item 1A. Risk Factors and Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 24, 2026, and elsewhere in the Company’s reports filed with the SEC. Except as required by law, Jackson Financial Inc. does not undertake to update such forward-looking statements. You should not rely unduly on forward-looking statements.

WEBSITE INFORMATION

Visit investors.jackson.com to view information regarding Jackson Financial Inc. We routinely use our investor relations website as a primary channel for disclosing key information to our investors. We may use our website as a means of disclosing material, non-public information and for complying with our disclosure obligations. Accordingly, investors should monitor our investor relations website, in addition to following our press releases, filings with the SEC, public conference calls, presentations, and webcasts. We and certain of our senior executives may also use social media channels to communicate with our investors and the public about our Company and other matters, and those communications could be deemed to be material information. The information contained on, or that may be accessed through, our website, our social media channels, or our executives’ social media channels is not incorporated by reference into and is not part of this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated June 8, 2026, between Jackson Financial Inc. and Deutsche Bank Securities Inc., BNP Paribas Securities Corp., J.P. Morgan Securities LLC and SC America Securities, LLC, as representatives of the underwriters named therein.

4.1	Indenture dated as of November 23, 2021, between Jackson Financial Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 of Jackson Financial Inc.’s Current Report on Form 8-K, dated November 23, 2021).

4.2	Eighth Supplemental Indenture dated as of June 15, 2026, between Jackson Financial Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3	Form of Senior Note (included as Exhibit A to Exhibit 4.2 above).

5.1	Opinion letter dated June 15, 2026 of Willkie Farr & Gallagher LLP

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON FINANCIAL INC.

Date: June 15, 2026	By:	/s/ Don W. Cummings
	Name:	Don W. Cummings
	Title:	Executive Vice President and Chief Financial Officer